Exhibit 99.1

Investor Relations Contact:	Media Relations Contact:
Varvara Alva	Meredith Payette
630-647-7460	312-517-6216
ir@gogoair.com	pr@gogoair.com

Gogo Inc. Announces Consent Solicitation with Respect to Senior Secured Notes due 2022

Chicago, Ill., September 14, 2017 /PRNewswire – Gogo Inc. (“Gogo”) (NASDAQ: GOGO) today announced that its direct wholly owned subsidiary, Gogo Intermediate Holdings LLC (the “Issuer”), and its indirect wholly owned subsidiary, Gogo Finance Co. Inc. (the “Co-Issuer” and, together with the Issuer, the “Issuers”), have commenced a consent solicitation with respect to their 12.500% senior secured notes due 2022 (the “Notes”). The consent solicitation is subject to the terms and conditions described in the consent solicitation statement, dated as of September 14, 2017 (as may be amended or supplemented from time to time, the “Consent Solicitation Statement”).

The Issuers are soliciting consents from holders of record of the Notes (the “Noteholders”) as of 5:00 p.m., New York City time, on September 13, 2017 (such date and time, the “Record Date”) to (i) increase the amount of additional secured indebtedness under Credit Facilities (as defined in the indenture governing the Notes (the “Indenture”)) that may be incurred by the Issuer and its Restricted Subsidiaries (as defined in the Indenture) by $100 million (from $75 million to $175 million in aggregate principal amount), (ii) permit the Issuer and its Restricted Subsidiaries to incur additional secured indebtedness in connection with vendor financing arrangements not to exceed $50 million in aggregate principal amount at any time outstanding, (iii) permit the Issuer and its Restricted Subsidiaries to make additional dividends or distributions to Gogo in an aggregate amount of up to $15 million during any twelve-month period to pay interest on any indebtedness or preferred stock with a maturity later than July 1, 2022 (clauses (i), (ii) and (iii) collectively, the “Proposed Indenture Amendments”) and (iv) eliminate the requirement for any Grantor (as defined in the collateral agreement governing the Notes (the “Collateral Agreement”)) to provide notice to the collateral agent under the Collateral Agreement upon obtaining an ownership interest in, obtaining an exclusive license to or filing any application for the registration or issuance of intellectual property with any intellectual property office outside of the United States or Canada (the “Proposed Collateral Agreement Amendments” and, together with the Proposed Indenture Amendments, the “Proposed Amendments”). The purpose of the Proposed Indenture Amendments is to provide Gogo and its subsidiaries with additional flexibility under the Indenture to opportunistically raise additional financing and to facilitate the growth of Gogo’s business. The purpose of the Proposed Collateral Agreement Amendments is to reduce the administrative burden on Gogo and its subsidiaries with respect to foreign intellectual property-related matters. The Proposed Indenture Amendments will be effected by a supplemental indenture (the “Supplemental Indenture”) to the Indenture. The Proposed Collateral Agreement Amendments will be effected by an amendment to the Collateral Agreement (the “Collateral Agreement Amendment”).

In the event that the conditions to the consent solicitation are satisfied or waived, including obtaining the valid and unrevoked consents from Noteholders as of the Record Date holding no less than a majority in aggregate principal amount of the outstanding Notes, excluding Notes held by the Issuers or any affiliates of the Issuers (the “Requisite Consents”), on or prior to the Expiration Date (as defined below), within 10 business days of the Expiration Date (subject to extension as set out in the Consent Solicitation Statement), the Issuer will pay, or cause to be paid, to each Noteholder who has validly delivered (and not validly revoked) a consent as of 5:00 p.m., New York City time, on September 20, 2017, unless extended or earlier terminated by the Issuers (such date and time, the “Expiration Date”), a cash payment of $2.50 for each $1,000 of principal amount of Notes in respect of which such consent has been delivered (the “Consent Payment”).

On the terms and subject to the conditions set forth in the Consent Solicitation Statement, if the Requisite Consents are obtained, the Issuers will execute each of the Supplemental Indenture and the Collateral Agreement Amendment (the time and date of such execution, the “Effective Time”), together providing for the Proposed Amendments. Each of the Supplemental Indenture and the Collateral Agreement Amendment will be effective immediately upon execution. After the earlier of the Expiration Date and the Effective Time, any consents given may not be revoked.

If the Requisite Consents are received, Noteholders who do not validly deliver consents on or prior to the Expiration Date, or who validly deliver but revoke (and do not subsequently validly redeliver prior to the Expiration Date) their consents on or prior to the earlier of the Expiration Date and the Effective Time, will not be entitled to receive any Consent Payment, even though each of the Supplemental Indenture and the Collateral Agreement Amendment giving effect to the Proposed Amendments, if executed and delivered, will be binding on all Noteholders, including those who do not consent to the Proposed Amendments.

The consent solicitation will expire on the Expiration Date. The Issuers expressly reserve the right for any reason, subject to applicable law, to extend, abandon, terminate or amend the consent solicitation.

This press release does not set forth all of the terms and conditions of the consent solicitation. Noteholders should carefully read the Consent Solicitation Statement and the accompanying materials, including the related Letter of Consent, for a complete description of all terms and conditions before making any decision with respect to the consent solicitation. None of the Issuers, the guarantors, the solicitation agent, the information and paying agent or any of their respective affiliates makes any recommendation as to whether or not any Noteholder should consent to the Proposed Amendments. The solicitation agent for the consent solicitation is Morgan Stanley & Co. LLC. Additional information concerning the terms and conditions of the consent solicitation, and the procedure for delivering consents, may be obtained from Morgan Stanley & Co. LLC by calling (800) 624-1808 (toll-free) or (212) 761-1057 (collect).

Copies of the Consent Solicitation Statement and related documents may be obtained from the information agent, D.F. King & Co., Inc., by calling (877) 283-0325 (toll-free), (212) 269-5500 (collect) or by email at gogo@dfking.com.

This announcement is for informational purposes only and is neither an offer to sell nor a solicitation of an offer to buy any Notes or any other securities. This announcement is also not a solicitation of consents with respect to the Proposed Amendments or any securities. The solicitation of consents is only being made pursuant to the terms of the Consent Solicitation Statement and the related Letter of Consent. The solicitation of consents is not being made in any jurisdiction in which, or to or from any person to or from whom, it is unlawful to make such solicitation under applicable state or foreign securities or “blue sky” laws.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the Federal Private Securities Litigation Reform Act of 1995 that are based on management’s beliefs and assumptions and on information currently available to management. Most forward-looking statements contain words that identify them as forward-looking, such as “anticipates,” “believes,” “continues,” “could,” “seeks,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “will,” “would” or similar expressions and the negatives of those terms that relate to future events. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause Gogo’s actual results, performance or achievements to be materially different from any projected results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent the beliefs and assumptions of Gogo only as of the date of this press release and Gogo undertakes no obligation to update or revise publicly any such forward-looking statements, whether as a result of new information, future events or otherwise. As such, Gogo’s future results may vary from any expectations or goals expressed in, or implied by, the forward-looking statements included in this press release, possibly to a material degree. Gogo cannot assure you that the assumptions made in preparing any of the forward-looking statements will prove accurate or that any long-term financial or operational goals and targets will be realized. For a discussion of some of the important factors that could cause Gogo’s results to differ materially from those expressed in, or implied by, the forward-looking statements included in this presentation, investors should refer to the disclosure contained under the headings “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in Gogo’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K and Quarterly Reports on form 10-Q.

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